UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  August 1, 2016

Triumph Bancorp, Inc.

(Exact name of registrant as specified in its charter)

Texas	001-36722	20-0477066
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

12700 Park Central Drive, Suite 1700
Dallas, Texas	75251
(Address of principal executive offices)	(Zip Code)

(214) 365-6900

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2b)
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4c)

Item 2.01.  Completion of Acquisition or Disposition of Assets.

On August 1, 2016, Triumph Bancorp, Inc., a Texas corporation (the “Company”) completed its previously announced acquisition of ColoEast Bankshares, Inc., a Colorado corporation (“ColoEast”) pursuant to the terms of the Agreement and Plan of Merger, dated as of March 6, 2016, by and among the Company, Peak Acquisition Corp., a newly formed Colorado corporation and wholly owned subsidiary of the Company (“Merger Sub”), and ColoEast (the “Merger Agreement”).  At the effective time of the merger, Merger Sub merged with and into ColoEast with ColoEast continuing as the surviving corporation as a wholly owned subsidiary of the Company (the “Merger”).  Pursuant to and subject to the terms of the Merger Agreement, at the effective time of the Merger, each outstanding share of ColoEast common stock was converted into the right to receive a pro rata share of $70,000,000 in cash.  Based on the number of shares of ColoEast common stock outstanding immediately prior to the Merger, each outstanding share of ColoEast common stock was converted into the right to receive $673.79 in cash.

Following the consummation of the Merger, Colorado East Bank & Trust, a Colorado-chartered bank and a wholly owned subsidiary of ColoEast, merged with and into TBK Bank, SSB, a Texas-chartered state savings bank and a wholly owned subsidiary of the Company, with TBK Bank, SSB surviving such merger (the “Bank Merger” and together with the Merger, the “Mergers”).

The foregoing description of the Mergers and the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, which is attached hereto as Exhibit 2.1 and incorporated by reference herein.

Item 2.03.  Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

In connection with the Mergers, pursuant to a Supplemental Indenture, dated as of August 1, 2016, by and among the Company, ColoEast and Wilmington Trust Company, a Delaware trust company, as Trustee, the Company assumed all of ColoEast’s obligations with respect to its outstanding trust securities (the “TRUPS I Securities”), including $5,155,000 of junior subordinated debt, due 2035, related to ColoEast Capital Trust I, a Delaware statutory trust, with an interest rate equal to LIBOR plus 1.60%.  Interest on the TRUPS I Securities is payable quarterly on every March 30, June 30, September 30 and December 30, but such payments may be deferred for up to twenty consecutive quarterly periods.  The TRUPS I Securities are redeemable at the Company’s option in whole or, if all accrued and unpaid interest has been paid on such TRUPS I Securities for all interest periods terminating on or prior to such date, from time to time in part on any March 30, June 30, September 30 and December 30 for a redemption price equal to 100% of the principal amount of the TRUPS I Securities being redeemed plus accrued and unpaid interest thereon to the date of such redemption.

Also in connection with the Mergers, pursuant to a Supplemental Indenture, dated as of August 1, 2016, by and among the Company, ColoEast and Wilmington Trust Company, a Delaware trust company, as Trustee, the Company assumed all of ColoEast’s obligations with respect to its outstanding trust securities (the “TRUPS II Securities”), including $6,700,000 of junior subordinated debt, due 2037, related to ColoEast Capital Trust II, a Delaware statutory trust, with an interest rate equal to LIBOR plus 1.79%.  Interest on the TRUPS II Securities is payable quarterly on every March 30, June 30, September 30 and December 30, but such payments may be deferred for up to twenty consecutive quarterly periods.   The TRUPS II Securities are redeemable at the Company’s option in whole or, if all accrued and unpaid interest has been paid on such TRUPS II Securities for all interest periods terminating on or prior to such date, from time to time in part on any March 30, June 30, September 30 and December 30 for a redemption price equal to 100% of the principal amount of the TRUPS II Securities being redeemed plus accrued and unpaid interest thereon to the date of such redemption.

The transaction documents governing the TRUPS I Securities and the TRUPS II Securities, including the supplemental indentures and the original indentures, have not been filed herewith pursuant to Item 601(b)(4)(v) of Regulation S-K under the Securities Act of 1933, as amended.  The Company agrees to furnish a copy of such documents to the Securities and Exchange Commission (the “SEC”) upon request.

Item 8.01.  Other Events.

On August 1, 2016 the Company issued a press release announcing the completion of the acquisition.  A copy of the press release is attached hereto as Exhibit 99.1.

Item 9.01 Financial Statement and Exhibits.

(a)Financial statements of businesses acquired

Financial statements of the business acquired will be filed by amendment to this Current Report on Form 8-K (this “Report”) no later than 71 days following the date that this Report is required to be filed.

(b)Pro forma financial information

Pro forma financial information will be filed by amendment to this Report no later than 71 days following the date that this Report is required to be filed.

Forward-Looking Statements

This Report may contain forward-looking statements within the meaning of the federal securities laws.  Investors are cautioned that such statements, including statements with respect to the expected benefits of the transaction, are predictions and that actual events or results may differ materially.  These forward-looking statements are not guarantees of future results and are subject to factors that could cause actual results to differ materially from those we may expect, including, but not limited to: economic, political and market conditions and fluctuations; competition; the possibility that the expected benefits related to the transaction may not materialize as expected; and other factors identified in our filings with the SEC.  For a discussion of such risks and uncertainties, which could cause actual results to differ from those contained in the forward-looking statements, see “Risk Factors” and the forward-looking statement disclosure contained in the Company’s Annual Report on Form 10-K, filed with the SEC on February 26, 2016.  Forward-looking statements speak only as of the date made and the Company undertakes no duty to update such information.

(d)Exhibits

Exhibit No.	Description
2.1

Agreement and Plan of Merger, dated as of March 6, 2016, by and among ColoEast Bankshares, Inc., Triumph Bancorp, Inc. and Peak Acquisition Corp. (attached as Exhibit 2.1 to the Company’s Current Report on Form 8-K filed on March 7, 2016 and incorporated herein by reference)

99.1	Press Release, dated August 1, 2016

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

TRIUMPH BANCORP, INC.

By:	/s/ Adam D. Nelson
Name: Adam D. Nelson Title: Executive Vice President and General Counsel

Date: August 1, 2016

EXHIBIT INDEX

Exhibit No.	Description
2.1

Agreement and Plan of Merger, dated as of March 6, 2016, by and among ColoEast Bankshares, Inc., Triumph Bancorp, Inc. and Peak Acquisition Corp. (attached as Exhibit 2.1 to the Company’s Current Report on Form 8-K filed on March 7, 2016 and incorporated herein by reference)

99.1	Press Release, dated August 1, 2016